UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2018
WATERSTONE FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36271 (Commission File Number)	90-1026709 (I.R.S. Employer Identification No.)

11200 W. Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 3, 2018, Waterstone Financial, Inc. (the "Company") today announced that Julie A. Glynn has joined the bank as senior vice president of retail banking at the Company's subsidiary WaterStone Bank SSB.

Item 9.01                          Financial Statements and Exhibits
(d)  Exhibits
Exhibit No.              Description
99.1                          Press release of Waterstone Financial, Inc. issued April 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: April 3, 2018	/s/ William F. Bruss
Name: William F. Bruss
Title: Chief Operating Officer